Exhibit 10.10
INCREASE REQUEST
Dated May 7, 2026
To:    BMO Bank N.A., as Administrative Agent for the Lenders party to the Amended and Restated Credit Agreement dated as of December 29, 2025 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”) among Sonida Senior Living, Inc., the direct and indirect Subsidiaries of the Borrower from time to time party thereto, as Guarantors, the several financial institutions from time to time party thereto, as Lenders, and BMO Bank N.A., as Administrative Agent
Ladies and Gentlemen:
The undersigned, Sonida Senior Living, Inc. (the “Borrower”), hereby refers to the Credit Agreement and requests that the Administrative Agent consent to increase the aggregate Revolving Credit Commitments, increase the aggregate Tranche 1 Term Loan Commitments, and increase the aggregate Tranche 2 Term Loan Commitments (collectively, the “Commitment Increase”) in an aggregate amount of $50,000,000, in accordance with Section 2.15 of the Credit Agreement, to be effected as a Revolving Credit Increase in the amount of $25,000,000, a Term Loan Increase with respect to Tranche 1 in the amount of $12,500,000, and a Term Loan Increase with respect to Tranche 2 in the amount of $12,500,000, in each case, provided by Citibank, N.A. (the “Incremental Lender”), as a Lender under the terms of the Credit Agreement. Capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.
After giving effect to such Commitment Increase, the aggregate outstanding amount of Revolving Credit Commitments, Tranche 1 Term Loans, and Tranche 2 Term Loans of the Incremental Lender shall be $25,000,000, $12,500,000, and $12,500,000, respectively (inclusive of the Commitment Increase), and (ii) in the case of a Revolving Credit Increase, Schedule 2.2(a) of the Credit Agreement shall be amended and restated in its entirety to read as set forth on Annex A attached hereto.
1.    The Incremental Lender hereby confirms that it has received a copy of the Loan Documents and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans and other extensions of credit thereunder. The Incremental Lender acknowledges and agrees that it has made and will continue to make, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, its own credit analysis and decisions relating to the Credit Agreement. The Incremental Lender further acknowledges and agrees that the Administrative Agent has not made any representations or warranties about the credit worthiness of any Loan Party or any of its Subsidiaries or any other party to the Credit Agreement or any other Loan Document or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement or any other Loan Document or the value of any security therefor.
2.    Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Administrative Agent, the Incremental Lender (i) shall be deemed automatically

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to have become a party to the Credit Agreement and have all the rights and obligations of a “Lender” under the Credit Agreement as if it were an original signatory thereto and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto.
3.    The Incremental Lender shall deliver to the Administrative Agent a completed Administrative Questionnaire.
4.    The Incremental Lender has delivered to the Borrower and the Administrative Agent (or is delivering to the Borrower and the Administrative Agent concurrently herewith), as required, the Tax forms referred to in Section 4.1 of the Credit Agreement.
THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
The Commitment Increase shall be effective when the executed consent of the Administrative Agent is received or otherwise in accordance with Section 2.15 of the Credit Agreement, but not in any case prior to May 7, 2026. It shall be a condition to the effectiveness of the Commitment Increase that all expenses referred to in Section 2.15 of the Credit Agreement shall have been paid.
The Borrower hereby certifies that (a) no Default has occurred and is continuing and (b) each of the representations and warranties set forth in Section 6 of the Credit Agreement and in the other Loan Documents are and remain true and correct in all material respects on the effective date of this Commitment Increase (where not already qualified by materiality, otherwise in all respects), except to the extent the same expressly relate to an earlier date, in which case they shall be true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) as of such earlier date.
[SIGNATURE PAGES TO FOLLOW]

Please indicate your consent to such Commitment Increase by signing the enclosed copy of this letter in the space provided below.
Very truly yours,
SONIDA SENIOR LIVING, INC., as Borrower

By:    /s/ Brandon M. Ribar
Name:    Brandon M. Ribar
Title:     Chief Executive Officer and President
[Signature Page to Increase Request]

CITIBANK, N.A., as Incremental Lender

By:    /s/ Christopher Albano
Name:    Christopher Albano
Title:     Authorized Signatory
[Signature Page to Increase Request]

The undersigned hereby consents to the
above-requested Commitment Increase as
of the date first above entered
BMO BANK N.A., as Administrative Agent,
L/C Issuer, and Swingline Lender

By:    /s/ Darin Mainquist
Name:    Darin Mainquist
Title:     Managing Director

[Signature Page to Increase Request]

Consented to by:
ROYAL BANK OF CANADA, as L/C Issuer

By:    /s/ William Behuniak
Name:    William Behuniak
Title:     Authorized Signatory
[Signature Page to Increase Request]

ANNEX A TO INCREASE REQUEST
SCHEDULE 2.2(a)
COMMITMENTS
[Omitted pursuant to Item 601(a)(5) of Regulation S-K.]